Exhibit 10.11.3

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT (this “Amendment No. 1”), dated as of October 27, 2006 (the “Execution Date”), to the Securities Purchase Agreement, dated as of July 26, 2005, among ITC^DeltaCom, Inc., a Delaware corporation (the “Parent”), Interstate FiberNet, Inc., a Delaware corporation (the “Issuer”), each of the Subsidiary Guarantors identified on the signature pages hereto, Tennenbaum Capital Partners, LLC, a Delaware limited liability company, as agent (the “Agent”), and TCP Agency Services, LLC, a Delaware limited liability company, as collateral agent (the “Collateral Agent” and together with the Agent, the “Agents”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Securities Purchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Parent, the Issuer, the Subsidiary Guarantors, the New Purchasers party thereto, the Existing Purchasers party thereto and the Agents entered into the Securities Purchase Agreement, dated as of July 26, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Securities Purchase Agreement”), pursuant to which the Existing Purchasers and the New Purchasers purchased from the Issuer (i) Notes in an aggregate principal amount of $50,000,000, plus the aggregate amount of capitalized PIK interest on the Existing Third Lien Notes, and (ii) the Warrants;

WHEREAS, pursuant to the agreement attached hereto as Exhibit A (the “P&H Agreement”), Business Telecom, Inc., a Guarantor, wishes to refinance the P&H Note identified on Existing Schedule (as hereinafter defined) 4.01(t) to the Securities Purchase Agreement with new notes having materially different terms (such refinancing, the “P&H Refinancing”); and

WHEREAS, pursuant to the Securities Purchase Agreement and the other Purchase Documents, the Required Holders (or the Agent acting at the direction of the Required Holders), together with the Issuer, may amend the terms of the Securities Purchase Agreement to permit the P&H Refinancing;

WHEREAS, subject to and in accordance with the terms and conditions hereinafter set forth, the Agent, at the direction of the Required Holders, is willing to amend certain provisions of the Securities Purchase Agreement to permit the P&H Refinancing;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I.	AMENDMENTS.

Subject to the terms and provisions herein, the provisions set forth in this Article I shall become effective as of the Execution Date.

Section 1.1. Amendment to the Preamble of the Securities Purchase Agreement. The first sentence of the preamble of the Securities Purchase Agreement is hereby amended by replacing “This Securities Purchase Agreement is made and entered into as of July 26, 2005 (this “Agreement”)” with “This Securities Purchase Agreement is made and entered into as of July 26, 2005 (as amended as of October 27, 2006, and as it may thereafter be further amended, supplemented, restated or otherwise modified from time to time, this “Agreement”).”

Section 1.2. Amendments to Section 1.01 of the Securities Purchase Agreement. Section 1.01 of the Securities Purchase Agreement is hereby amended by adding the following definition in the appropriate place in alphabetical order:

“Amendment No. 1” means Amendment No. 1 to Securities Purchase Agreement, dated as of October 27, 2006, by and among the Parent, the Issuer, the Subsidiary Guarantors party thereto, the Agent and the Collateral Agent, which Amendment No. 1 amends this Agreement.

Section 1.3. Amendment to Section 5.02(b) of the Securities Purchase Agreement. The final sentence in Section 5.02(b) of the Securities Purchase Agreement is hereby amended and restated in full by deleting it in its entirety and replacing it with the following:

“Notwithstanding any other provision under this Section 5.02(b), (A) the Parent and Business Telecom, Inc. may once only incur the Debt and Contingent Obligations contemplated by the agreement attached hereto as Exhibit J, and (B) any Obligor may Incur Debt owed to any other Obligor. Notwithstanding anything contained herein to the contrary, the Debt and Contingent Obligations contemplated by the agreement attached hereto as Exhibit J shall constitute Surviving Debt for all purposes of this Agreement.”

Section 1.4. Amendment to Section 5.02(k) of the Securities Purchase Agreement. Section 5.02(k) of the Securities Purchase Agreement is hereby amended by adding the following paragraph to the end of such section:

“Notwithstanding any other provision under this Section 5.02(k), the Parent and Business Telecom, Inc. may once only make the prepayments, amendments, modifications and changes to the Surviving Debt contemplated by the agreement attached hereto as Exhibit J.”

Section 1.5. Amendment to the Schedules of the Securities Purchase Agreement.

The Securities Purchase Agreement is hereby amended by supplementing the existing Schedules thereto (collectively, the “Existing Schedules,” and individually, an “Existing Schedule”) with the Schedules appended hereto as Exhibit B (collectively, the “New Schedules,” and individually, a “New Schedule”). Subject to the terms and provisions herein, references to a “Schedule” in any Purchase Document dated as of the Execution Date or later shall be a reference to a New Schedule, unless otherwise specifically provided.

Section 1.6. Amendment to the Exhibits of the Securities Purchase Agreement. The Securities Purchase Agreement is hereby amended by attaching the P&H Agreement thereto as Exhibit J.

II.	REPRESENTATIONS AND WARRANTIES.

Section 2.1. Representations and Warranties of the Obligors. To induce the Purchasers to direct the Agent to enter into this Amendment No. 1, the Obligors represent and warrant, jointly and severally, to the Agents and the Purchasers as follows as of the Execution Date:

(a) This Amendment No. 1, the Securities Purchase Agreement as amended hereby, and the other Purchase Documents to which any Obligor is a party have been duly authorized, executed and delivered and constitute legal, valid and binding obligations of each such Obligor party thereto enforceable against each such Obligor in accordance with its terms.

(b) Neither the execution or delivery by each Obligor of this Amendment No. 1, nor performance by any of them of this Amendment No. 1 and the Securities Purchase Agreement shall (i) contravene such Obligor’s charter or bylaws, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, indenture, mortgage, deed of trust, or material contract, lease or other instrument binding on or affecting any Obligor, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Purchase Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Obligor or any of its Subsidiaries. No Obligor or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could be reasonably likely to have a Material Adverse Effect.

(c) The representations and warranties contained in the Securities Purchase Agreement are true, correct and complete in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct as of such earlier date, and except that references to a Schedule in any such representation and warranty shall be deemed to be a reference to the corresponding New Schedule.

(d) Prior to and after giving effect to this Amendment No. 1, no Default or Event of Default has occurred or is continuing.

(e) After giving effect to this Amendment No. 1, the Collateral Documents continue to create a valid first priority security interest in the Collateral, securing the payment of the Secured Obligations, and assuming that all filings delivered to the Collateral Agent on or before the Closing Date have been duly filed in accordance with the provisions of the Security Agreement and assuming that all filings required as a result of the operation of Section 9-507(c) of the UCC (as defined in the Security Agreement) have been duly filed, such first priority security interest shall continue to be perfected. The Obligors are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the Liens and security interests created or permitted under the Purchase Documents.

(f) After giving effect to this Amendment No. 1, the Guaranties in favor of the Secured Parties, granted pursuant to the Purchase Documents, shall continue to be valid and enforceable against the respective Subsidiary Guarantors thereunder.

(g) Each Obligor is and, after giving effect to the transactions contemplated hereby, shall be Solvent. No transfer of Property is being made by the Parent or any of its Subsidiaries, and no obligation is being incurred by the Parent or any of its Subsidiaries in connection with the transactions contemplated by this Amendment No. 1 or the other Purchase Documents with the intent to hinder, delay, or defraud either present or future creditors of the Parent and its Subsidiaries.

III.	CONDITIONS PRECEDENT.

Section 3.1. Conditions Precedent to Execution Date Amendments. The provisions of Article I of this Amendment No. 1 shall not become effective unless all of the following conditions precedent shall have been satisfied or waived before the Execution Date, or such earlier time specifically provided:

(a) Amendment No. 1; Consent and Authorization. On or prior to the Execution Date, the Agent shall have received by hand, courier, mail, email or facsimile transmission (i) duly executed counterparts to this Amendment No. 1 which, when taken together, bear the authorized signatures of the Parent, the Issuer and the Subsidiary Guarantors, and (ii) duly executed consents and/or authorizations from the Required Holders consenting to the matters set forth herein.

(b) Representations and Warranties; Performance; No Default. The representations and warranties of the Obligors contained in this Amendment No. 1 and the Securities Purchase Agreement as in effect before the effectiveness of this Amendment No. 1 shall be true and correct as of the Execution Date (except to the extent that such representations and warranties expressly relate to an earlier date, in which case they were true and correct as of such earlier date, and except that references to a Schedule in any such representation and warranty shall be deemed to be a reference to the corresponding New Schedule); the representations and warranties of the Obligors contained in the other Purchase Documents shall be true and correct as of the Execution Date (except to the extent that such representations and warranties expressly relate to an earlier date, in which case they were true and correct as of such earlier date, and except that references to a Schedule in any such representation and warranty shall be deemed to be a reference to the corresponding New Schedule); the Parent, the Issuer and the Subsidiary Guarantors shall have performed all covenants and agreements and satisfied all of the conditions on their part to be performed or satisfied under this Amendment No. 1 and under the Purchase Documents at or prior to the Execution Date; and no Default or Event of Default under any Purchase Document shall have occurred and be continuing.

(c) Waiver. The Agent shall have received a copy of a waiver and amendment signed by the Required Holders (as defined in the First Lien Note Purchase Agreement) and dated on or before the Execution Date, pursuant to which such Required Holders agree to the transactions contemplated by the P&H Agreement (including the incurrence of Debt and Contingent Obligations as contemplated thereby), which waiver and amendment shall be reasonably satisfactory to the Agent.

All documents mentioned in this Article III or elsewhere in this Amendment No. 1 shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Agents.

IV.	NO PREJUDICE OR WAIVER; REAFFIRMATION.

Section 4.1. No Prejudice or Waiver. The terms of this Amendment No. 1 shall not operate as a waiver by the Agent, the Collateral Agent or the Purchasers of, or otherwise prejudice the Agent’s, the Collateral Agent’s or the Purchasers’ rights, remedies or powers under the Purchase Documents or under any applicable law. No terms or provisions of any Purchase Document, except insofar as this Amendment No. 1 amends the Securities Purchase Agreement, are waived, modified or changed by this Amendment No. 1, and the terms and provisions of the Purchase Documents shall continue in full force and effect

Section 4.2. Acknowledgements and Reaffirmations.

(a) On and after the Execution Date, each reference in the Purchase Documents to the “Securities Purchase Agreement” shall be deemed to be a reference to the Securities Purchase Agreement as amended by this Amendment No. 1.

(b) Each Obligor hereby acknowledges and reaffirms all of its obligations and duties under the Purchase Documents as to all of the Notes and the Warrants.

(c) Each Obligor hereby acknowledges and reaffirms that the Collateral Agent has and shall continue to have valid, secured, Liens in the Collateral, as set forth in the Purchase Documents as to all of the Notes.

(c) Each Obligor hereby acknowledges and reaffirms all of its obligations and duties under Article VII of the Securities Purchase Agreement.

V.	TERMINATION.

Section 5.1. Termination. If, after December 31, 2006, the P&H Refinancing shall not have been consummated, the Agent may, upon written notice to the Parent, terminate this Amendment No. 1 at any time. If this Amendment No. 1 is terminated pursuant to this Section 5.1, this Amendment No. 1, and the amendments contemplated hereby, shall forthwith become void ab initio and there shall be no further obligations on the part of any party hereto with respect to this Amendment No. 1.

VI.	MISCELLANEOUS.

Section 6.1. Governing Law. This Amendment No. 1 shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Section 6.2. Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Issuer and the Agent.

Section 6.3. Headings Descriptive. The headings of the several sections and subsections of this Amendment No. 1 are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment No. 1.

Section 6.4. Waivers and Consents. Neither this Amendment No. 1 nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed in accordance with the amendment and waiver provisions set forth in the Securities Purchase Agreement.

Section 6.5. Survival. All warranties, representations, certifications and covenants made by or on behalf of the Parent, the Issuer and/or the Subsidiary Guarantors herein or in any of the other Purchase Documents or in any certificate or other instrument delivered pursuant hereto or pursuant to any other Purchase Document shall be considered to have been relied upon by the Agent, the Collateral Agent and the Purchasers and shall survive the execution hereof and of the other Purchase Documents, regardless of any investigation made by or on behalf of the Agent, the Collateral Agent or the Purchasers. All statements in any such certificate or other instrument shall constitute representations and warranties of the Issuer and/or such Subsidiary Guarantors hereunder.

Section 6.6. Purchase Documents. This Amendment No. 1 and all other documents executed in favor of the Agent, the Collateral Agent and/or the Purchasers in connection herewith shall be deemed to be Purchase Documents for all purposes under the Securities Purchase Agreement.

Section. 6.7. Further Assurances. Each party hereto agrees that, from time to time upon the written request of any other party hereto, such party will execute and deliver such further documents and do such other acts and things as such other party may reasonably request in order fully to effectuate the purposes of this Amendment No. 1.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

TENNENBAUM CAPITAL PARTNERS, LLC, as Agent

TCP AGENCY SERVICES, LLC, as Collateral Agent

Each of the above by:

/s/ Howard Levkowitz
Name: Howard Levkowitz
Title: Managing Partner

INTERSTATE FIBERNET INC., as Issuer

By:	/s/ Richard E. Fish
Name:	Richard E. Fish
Title:	Chief Financial Officer

ITC^DELTACOM, INC., as Guarantor

By:	/s/ Richard E. Fish
Name:	Richard E. Fish
Title:	Chief Financial Officer

DELTACOM, INC. (formerly known as ITC^DeltaCom Communications, Inc.), as Guarantor

By:	/s/ Richard E. Fish
Name:	Richard E. Fish
Title:	Chief Financial Officer

DELTACOM INFORMATION SYSTEMS, INC., as Guarantor

By:	/s/ Richard E. Fish
Name:	Richard E. Fish
Title:	Chief Financial Officer

BTI TELECOM CORP., as Guarantor

By:	/s/ Richard E. Fish
Name:	Richard E. Fish
Title:	Chief Financial Officer

BUSINESS TELECOM, INC., as Guarantor

By:	/s/ Richard E. Fish
Name:	Richard E. Fish
Title:	Chief Financial Officer

BUSINESS TELECOM OF VIRGINIA, INC., as Guarantor

By:	/s/ Richard E. Fish
Name:	Richard E. Fish
Title:	Chief Financial Officer